Exhibit 10.2

FIRST AMENDMENT TO
CREDIT FACILITIES AGREEMENT

      This FIRST AMENDMENT TO CREDIT FACILITIES AGREEMENT (this “Agreement”) is entered into as of August 21, 2007 but effective as of August 21, 2007, by and among MTM TECHNOLOGIES, INC., a New York corporation, MTM TECHNOLOGIES (US), INC., a Delaware corporation, MTM TECHNOLOGIES (MASSACHUSETTS), LLC, a Delaware limited liability company, and INFO SYSTEMS, INC., a Delaware corporation (collectively, and separately referred to as, “Borrower” or “the Borrower”), and GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION (“CDF”), as Administrative Agent, and CDF, as the sole lender (the “Lender”).

Recitals:

A.	Borrower, Administrative Agent and the Lender are parties to that certain Credit Facilities Agreement dated as of August 21, 2007 (the “Loan Agreement”).

B.	Administrative Agent, Lender and Borrower have agreed to the provisions set forth herein on the terms and conditions contained herein.

Agreement

      Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is acknowledged, Borrower, Administrative Agent and the Lender hereby agree as follows:

1.    Definitions. All references to the “Agreement” or the “Loan Agreement” in the Loan Agreement and in this Agreement shall be deemed to be references to the Loan Agreement as it may be amended, restated, extended, renewed, replaced, or otherwise modified from time to time. Capitalized terms used and not otherwise defined herein have the meanings given them in the Loan Agreement.

2.    Effectiveness of Agreement. This Agreement shall become effective as of the date first written above, but only if this Agreement has been executed by Borrower, Administrative Agent and the Lender.

3.    Amendments. The Loan Agreement is hereby amended as follows:

     3.1.      Liquidation Multiple.
The defined term “Liquidation Multiple” in Section 15.1 of the Loan Agreement is deleted in its entirety and replaced with the following:

“Liquidation Multiple” means (I) Net Recovery divided by (II) the sum of (A) the amount of the Aggregate Revolving Loan plus (B) the amount of the Aggregate Floorplan Loan, plus (C) without duplication of clause (II)(A), the Swingline Loan, plus (D) without duplication of clause (II)(B) the Interim Flooplan Loan, as each such amount is outstanding as of the last day of the most recently completed fiscal month.”

     3.2.      Net Recovery.
The defined term “Net Recovery” in Section 15.1 of the Loan Agreement is deleted in its entirety and replaced with the following:

““Net Recovery” means a Dollar amount equal to: (I) (A) one hundred percent (100%) of the face amount of all Accounts of Borrower minus the bad debt reserve, as set forth in the Financial Statements for the most recently ended fiscal month, multiplied by (B) one hundred percent (100%) minus (C) the sum of (i) Dilution multiplied by two (2) plus (ii) five percent (5%), plus (II) the Floorplan Inventory Value, and minus (III) $1,000,000.”

     3.3.      Floorplan Inventory Value.
The defined term “Floorplan Inventory Value” on Exhibit 2.1 to the Loan Agreement is deleted in its entirety and replaced with the following:

“FLOORPLAN INVENTORY VALUE -- means (A) except for Inventory described in clause (B) below, one hundred percent (100%) multiplied by the total aggregate wholesale invoice price of all of Borrower’s Inventory financed under the Aggregate Floorplan Loan Facility or the Interim Floorplan Loan Facility and which was not evidenced by invoices outstanding on the Closing Date in which Administrative Agent has a first priority, perfected Security Interest (subject to no other Security Interest other than the Security Interest of the Subordinated Lenders if a Subordination Agreement remains in effect) that is unsold and not leased by Borrower and is in Borrower’s possession and control as of the date of determination, less the amount of any such Inventory reported by the Borrower (if the Borrower is required by the Administrative Agent or the Required Lenders to report) as demonstration items or Inventory that is obsolete or otherwise unmerchantable or if in the possession or control of Borrower for 180 days or more from the date of the invoice for such Inventory, as calculated by Administrative Agent, as of the last day of the most recently completed fiscal month, plus (B) fifty percent (50%) multiplied by the total aggregate wholesale invoice price of all of Borrower’s Inventory financed under the Aggregate Floorplan Loan Facility, the Interim Floorplan Loan Facility, the Aggregate Revolving Loan Facility, or by a Swingline Loan, which was evidenced by invoices outstanding on the Closing Date in which Administrative Agent has a first priority, perfected Security Interest (subject to no other Security Interest other than the Security Interest of the Subordinated Lenders if a Subordination Agreement remains in effect) that is unsold and not leased by Borrower and is in Borrower’s possession and control as of the date of determination, less the amount of any such Inventory reported by the Borrower (if the Borrower is required by the Administrative Agent or the Required Lenders to report) as demonstration items or Inventory that is obsolete or otherwise unmerchantable or if in the possession or control of Borrower for 180 days or more from the date of the invoice for such Inventory, as calculated by Administrative Agent, as of the last day of the most recently completed fiscal month, plus (C) fifty percent (50%) multiplied by the lesser of (i) $1,500,000 and (ii) the total aggregate wholesale invoice price of all of Borrower’s Inventory that is not financed under the Aggregate Floorplan Loan Facility or the Interim Floorplan Loan Facility in which Administrative Agent has a first priority, perfected Security Interest (subject to no other Security Interest other than the Security Interest of the Subordinated Lenders if a Subordination Agreement remains in effect) that is unsold and not leased by Borrower and is in Borrower’s possession and control as of the date of determination, less the amount of any such Inventory reported by the Borrower (if the Borrower is required by the Administrative Agent or the Required Lenders to report) as demonstration items or Inventory that is obsolete or otherwise unmerchantable or if in the possession or control of Borrower for 180 days or more from the date of the invoice for such Inventory, as calculated by Administrative Agent, as of the last day of the most recently completed fiscal month. If any Inventory financed under the Aggregate Floorplan Loan Facility or the Interim Floorplan Loan Facility with a value in excess of $0.00 for each location is located on any premises that are not owned by Borrower (not including any lessee or other person to whom Inventory is leased or rented in the ordinary course of such Covered Person’s business, or other locations where Borrower is not obligated to pay rent for up to 30 consecutive days) and Borrower has not obtained or caused to be obtained written waivers or consents, in form and substance satisfactory to Administrative Agent, then such Inventory shall be deemed to have a “Floorplan Inventory Value” of zero Dollars ($0.00) .”

     3.4.      Schedule II to the Compliance Certificate.
Schedule II to the Compliance Certificate attached to the Loan Agreement as a part of Exhibit 13.13. is deleted in its entirety and replaced with the Schedule II attached hereto.

4.      General Representations and Warranties of Borrower. Each Borrower hereby represents and warrants to Administrative Agent and the Lender that (i) such Borrower’s execution of this Agreement has been duly authorized by all requisite action of such Borrower, (ii) no consents are necessary from any third parties for such Borrower’s execution, delivery or performance of this Agreement except for those already duly obtained, (iii) this Agreement, the Loan Agreement, and each of the other Loan Documents, constitute the legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with their terms, except to the extent that the enforceability thereof against such Borrower may be limited by bankruptcy, insolvency or other laws affecting the enforceability of creditors rights generally or by equity principles of general application, (iv) except as disclosed on the disclosure schedule attached to the Loan Agreement, all of the representations and warranties contained in Section 11 of the Loan Agreement are true and correct with the same force and effect as if made on and as of the date of this Agreement with such exceptions as have been disclosed to Lenders in writing, (v) after giving effect to this Agreement, there is no Existing Default, and (vi) the execution, delivery and performance of this Agreement by Borrower does not violate, contravene, or conflict with any Material Law or Material Agreement.

5.      Reaffirmation; No Claims. Each Borrower hereby represents, warrants, acknowledges and confirms that (i) the Loan Agreement and the other Loan Documents remain in full force and effect, and (ii) the Security Interests of the Administrative Agent under the Security Documents secure all the Loan Obligations under the Loan Agreement, continue in full force and effect, and have the same priority as before this Agreement. Until the Loan Obligations are paid in full in good funds and all obligations and liabilities of Borrower under the Credit Agreement and the Loan Documents are performed and paid in full in good funds, Borrower agrees and covenants that it is bound by the covenants and agreements set forth in the Credit Agreement, the Loan Documents and in this Agreement. Borrower hereby ratifies and confirms the Loan Obligations.

6.      Payment of Fees and Expenses. Borrower shall promptly pay to Administrative Agent an amount equal to all reasonable fees, costs, and expenses, incurred by the Administrative Agent (including all reasonable attorneys fees and expenses) in connection with the preparation, negotiation, execution, and delivery of this Agreement, and any further documentation which may be required in connection herewith.

7.      Governing Law. This Agreement and the rights and obligations of the parties hereunder and thereunder shall be governed by and construed and interpreted in accordance with the internal Laws of the State of Illinois applicable to contracts made and to be performed wholly within such state, without regard to choice or conflicts of law principles.

8.      Patriot Act. Administrative Agent and each Lender hereby notifies the Borrowers that, pursuant to the requirements of the USA Patriot Act, Title III of Pub. L. 107-56, signed into law October 26, 2001 (as amended from time to time (including any successor statute) and together with all rules promulgated thereunder, collectively, the “Act”), it is required to obtain, verify and record information that identifies the Borrowers and any Guarantor, which information includes the name and address of the Borrowers and any Guarantor and other information that will allow Administrative Agent and each Lender to identify the Borrowers and each Guarantor in accordance with the Act.

9.      Section Titles. The section titles in this Agreement are for convenience of reference only and shall not be construed so as to modify any provisions of this Agreement.

10.     Counterparts; Facsimile Transmissions. This Agreement may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Agreement may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

11.     Binding Arbitration. This Agreement is subject to the binding arbitration provisions contained in the Credit Agreement and the Loan Documents as applicable to the parties hereto.

12.     Incorporation By Reference. Administrative Agent, Lender and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Agreement by this reference.

13.     Notice—Oral Commitments Not Enforceable.

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

14.     Statutory Notice-Insurance.

UNLESS YOU PROVIDE EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY YOUR AGREEMENT WITH US, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTERESTS IN YOUR COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS. THE COVERAGE THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT YOU MAKE OR ANY CLAIM THAT IS MADE AGAINST YOU IN CONNECTION WITH THE COLLATERAL. YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US, BUT ONLY AFTER PROVIDING EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS REQUIRED BY OUR AGREEMENT. IF WE PURCHASE INSURANCE FOR THE COLLATERAL, YOU WILL BE RESPONSIBLE FOR THE

COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES WE MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL OUTSTANDING BALANCE OR OBLIGATION. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN.

{remainder of page intentionally left blank; signature page immediately follows}

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION,
as Administrative Agent and sole Lender

By:	/s/ David Mintert
Name:	David Mintert
Title:	Vice President, Operations

MTM TECHNOLOGIES, INC., as a Borrower

By:	/s/ J.W. Braukman, III
Name:	J.W. Braukman, III
Title:	Senior Vice President and Chief Financial Officer

MTM TECHNOLOGIES (US), INC., as a Borrower

By:	/s/ J.W. Braukman, III
Name:	J.W. Braukman, III
Title:	Senior Vice President and Chief Financial Officer

MTM TECHNOLOGIES (MASSACHUSETTS), LLC, as a Borrower

By:	/s/ J.W. Braukman, III
Name:	J.W. Braukman, III
Title:	Senior Vice President and Chief Financial Officer

INFO SYSTEMS, INC., as a Borrower

By:	/s/ J.W. Braukman, III
Name:	J.W. Braukman, III
Title:	Senior Vice President and Chief Financial Officer

SCHEDULE II TO COMPLIANCE CERTIFICATE

Note: the text of Section 15 of the Loan Agreement controls over any difference between this certificate and Section 15 of the Loan Agreement. Reference should be made to the Loan Agreement for more specific instructions regarding the calculation periods and how the components of the financial covenants should be calculated.

All calculations done in accordance with GAAP on a consolidated basis, in accordance with the provisions of the Credit Facilities Agreement and are based on the period ended __________________.

I.	Minimum Liquidation Recovery calculated monthly

	A.	Net Recovery
(i) (A) 100% of the face amount of all Accounts of
Borrower minus the bad debt reserve as set
forth in the Financial Statements for the most
recently ended fiscal month multiplied by (B) 100% minus
		(C) the sum of (I) Dilution multiplied by 2 plus (II) 5%	$

(ii) 100% multiplied by total aggregate wholesale invoice price of all of Borrower’s Inventory that is financed under the
Floorplan Loan Facility and the Interim Floorplan Loan Facility
and which was not evidenced by invoices outstanding on
the Closing Date, in which Administrative Agent has a first priority, perfected
Security Interest (subject to no other Security Interest other than the Security Interest of the Subordinated Lenders
if a Subordination Agreement remains in effect),
as calculated by Administrative Agent in as of
		the last day of the most recently completed fiscal month	$

(iii) 50% multiplied by total aggregate wholesale invoice
price of all of Borrower’s Inventory that is financed under
the Aggregate Floorplan Loan Facility, the Interim Floorplan Loan Facility
the Aggregate Revolving Loan Facility, or by a Swingline Loan,
and which was evidenced by invoices outstanding on the
Closing Date, in which Administrative Agent has a first priority, perfected
Security Interest (subject to no other Security Interest other than the Security Interest of the Subordinated Lenders
if a Subordination Agreement remains in effect)
as calculated by Administrative Agent, as of the last day
		of the most recently completed fiscal month	$

(iv) 50% multiplied by the lesser of (a) $1,500,000 and
(b) the total aggregate wholesale invoice price of all of Borrower’s
Inventory that is not financed under the Floorplan Loan Facility and the Interim Floorplan Loan Facility and on which
Administrative Agent has a first priority perfected Security Interest, in which Administrative Agent has a first priority, perfected
Security Interest (subject to no other Security Interest other than the Security Interest of the Subordinated Lenders
if a Subordination Agreement remains in effect)
as calculated by Administrative Agent, as of the last day of the most

			recently completed fiscal month	$
			(v) an amount equal to--		$1,000,000
(vi) Net Recovery: Item (i) plus Item (ii) plus Item (iii)
			plus Item (iv) minus Item (v)	$

	B.		the sum of (A) the amount of the Aggregate Revolving Loan
plus (B) the amount of the Aggregate Floorplan Loan,
plus (C) without duplication of clause (II)(A), the Swingline Loan, plus (D) without duplication of clause (II)(B) the Interim Flooplan Loan
			as each such amount is outstanding as of the last day of the fiscal month	$

	C.		Item A(vi) divided Item (B)

	D.		Minimum Ratio Permitted by Section 15.2		1.20 to 1.00

II	Minimum EBITDA calculated quarterly

	A.		EBITDA (for each fiscal quarter)
(see definition of EBITDA in Section 15.1)
		(i)	Net Income	$
		(ii)	Interest Expense	$
		(iii)	income tax expense	$
		(iv)	depreciation expense	$
		(v)	amortization expense	$
		(vi)	nonrecurring losses under GAAP in such period	$
		(vii)	all extraordinary losses not otherwise related
			to the continuing operations of the Borrower in such period	$
		(viii)	actual cash and non-cash nonrecurring severance and
actual cash and non-cash nonrecurring restructuring charges
for such period up to $250,000 in the aggregate in a
fiscal quarter and up to $750,000 in the aggregate
			during the term of this Agreement	$
		(ix)	Non-cash charges relating to any share-based compensation
awards, to the extent such non-cash charges were expensed
during such period in accordance with SFAS 123R or are
required to be shown as an expense in any financial
			statements for periods prior to the effective date of SFAS 123R	$
		(x)	extraordinary gains under GAAP in such period	$
		(xi)	all extraordinary gains not otherwise related
			to the continuing operations of the Borrower in such period	$
		(xii)	Sum of items (i) through (ix) less items (x) and (xi) is EBITDA	$

	B.		Minimum EBITDA Required by Section 15.3	$

	C.		EBITDA for preceding 4 fiscal quarters	$

III.	Excess Cash/Marketable Securities plus Availability Section 15.5 certified monthly

	A.	the amount of cash or marketable securities permitted
		by Section 14.1.4 hereof	$

	B.	the Borrowing Base on such date	$

	C.	the Swingline Loan,

	D.	the Floorplan Shortfall,

	E.	the Letter of Credit Exposure (except to the extent that a
Revolving Loan Advance will be used immediately to reimburse
		Letter of Credit Issuer for unreimbursed draws on a Letter of Credit)	$

	F.	without duplication, the outstanding Aggregate Revolving Loans	$

	G.	the amount of the Other Creditor Indebtedness (unless
an Intercreditor Agreement in form and substance satisfactory to Administrative Agent has been executed between Administrative
		Agent and the holder of such Other Creditor Indebtedness)	$

	H.	the amount of Bid Bonds	$

	I.	the sum of Items C, D, E, F, G and H	$

	J.	Item B minus Item I	$

	K.	the sum of Item A and Item J	$

	L.	Minimum Required by Section 15.5		$1,500,000

IV.	Maximum Total Funded Indebtedness to EBITDA calculated fiscal year end only

	A.	Total Funded Indebtedness (see definition in Section 15.1)	$

	B.	EBITDA (for preceding 4 fiscal quarters) See II above	$

	C.	Ratio of Item IVA to Item IVB

	D.	Maximum ratio permitted by Section 15.4		4.00 to 1.00